Exhibit 10.1

42ND ST. DEVELOPMENT PROJECT, INC.
633 Third Avenue
New York, New York 10017

April 8, 2004

The New York Times Building LLC
c/o The New York Times Company
229 West 43rd Street
New York, New York, 10036
Attention: General Counsel

Site 8 South /Early Construction Work

Ladies and Gentlemen:

Reference is made to that certain Agreement of Lease (the “Lease”), dated as of December 12, 2001, by and between 42nd St. Development Project, Inc., as landlord, and The New York Times Building LLC, as tenant. Capitalized terms used but not defined herein shall have the respective meanings set forth therefor in the Lease. Landlord and Tenant hereby agree to amend the Lease as set forth herein.

1.      On the terms and conditions set forth herein, Tenant may commence and perform, prior to delivering the NYTC Construction Guaranty and the FCE Construction Guaranty as required by Section 6.3(b)(iv) of the Lease, the following aspects of Tenant’s Construction Work (any and all such work collectively, “Early Construction Work”):

(a)         Excavation, test borings, test pilings, preconstruction surveys, pile driving, sheeting and shoring, waterproofing, and other such similar work preparatory to the pouring of concrete for the foundation of the New Building; and

(b)        The pouring of permanent concrete for the foundation of the New Building, including foundation drainage work and other work necessary or incidental to the pouring of the concrete for the foundation of the New Building.

Tenant shall notify Landlord in writing of the date that Tenant commences Early Construction Work or recommences Early Construction Work after a Hold Date (as hereinafter defined), in each case within three (3) Business Days after such commencement or recommencement (each, a “Start Notice”).

2.      In no event shall Early Construction Work include the erection of steel for the New Building.

3.      If for any reason Tenant fails to commence the Further Construction Work (as defined below) in accordance with the Lease, then Landlord, in Landlord’s sole discretion, and in addition to all other remedies reserved to Landlord by the Lease, may deliver to Tenant a notice (the “Restoration Notice”) requiring that Tenant perform, and Tenant hereby agrees to perform, promptly after receipt of the Restoration Notice, in accordance with Applicable Legal Requirements, all or any such portion of the following work as Landlord may require in Landlord’s sole discretion (such work the “Guarantied Work”):

(a)         Removal of any or all concrete poured for the foundation of the New Building, and

(b)        Refilling of any excavation to grade, with clean fill.

4.      Prior to commencement of any Early Construction Work, Tenant shall cause each of NYTC and FCE to execute and deliver to Landlord a guaranty in the form attached hereto as Exhibit AA, guarantying that Tenant will undertake and complete the Guarantied Work.

5.      No later than the earliest of (a) the date on which Tenant closes on construction financing for the New Building, (b) the date on which Tenant commences any of Tenant’s Construction Work other than Demolition Work or Early Construction Work (“Further Construction Work”), and (c) the Fixed Construction Commencement Date (such earliest date, the “Construction Recommencement Date”), Tenant shall cause NYTC and FCE to execute and deliver the NYTC Construction Guaranty and the FCE Construction Guaranty in accordance with Section 6.3(b)(iv) of the Lease.

6.      Notwithstanding any provision of this Amendment to the contrary, Tenant shall Commence Construction of Tenant’s Construction Work on or prior to the Fixed Construction Commencement Date and shall be performing such Tenant’s Construction Work on the Fixed Construction Commencement Date, which such Tenant’s Construction Work Tenant shall thereafter continue to perform with diligence and continuity and in all other ways in accordance with the Lease. Subject to Tenant having fulfilled the covenant set forth in the immediately preceding sentence, Commencement of Construction of Tenant’s Construction Work shall not be deemed to have occurred for purposes of Sections 6.1(b)(i)(A) and 14.2(g) of the Lease until the date which is the earlier of: (i) the date on which Tenant first commences any Further Construction Work; and (ii) the Fixed Construction Commencement Date.

7.      If neither the closing of Tenant’s construction financing on the New Building nor the Fixed Construction Commencement Date has yet occurred, Tenant may further elect (but no more than three (3) times), upon prior written notice to Landlord, which notice shall designate the applicable Hold Date, to cease Early Construction Work temporarily or, having completed Early Construction Work, not to commence Further Construction Work immediately thereafter (subject, in any event, to the provisions of Paragraph 6 above). Each date on which Tenant temporarily ceases Tenant’s Construction Work in accordance with the immediately preceding sentence, a “Hold Date”.

8.      The Fixed Substantial Completion Date, for all purposes under the Lease, shall be the date that is thirty-six (36) months after the Construction Recommencement Date, as such date shall be reduced by the number of days in each period from the date that Tenant commences or recommences the Early Construction Work (as set forth in the applicable Start Notice) to the day that is the earlier of the Construction Recommencement Date and the applicable Hold Date, if any.

9.      Nothing herein shall be deemed to affect Tenant’s right to perform Demolition Work in accordance with Article VI of the Lease.

10.    With respect to the giving of notices under the Project Document.

a.          All notices to be sent to Swidler Berlin Shereff Freidman LLP; Esq. shall hereafter instead be directed to:

Piper Rudnick LLP
1251 Avenue of the Americas
New York, New York 10020
Attention: Martin D. Polevoy, Esq.

b.          All notices to be sent to Pillsbury Winthrop LLP shall hereafter be directed to it at the following new address:

Pillsbury Winthrop LLP
1540 Broadway
New York, New York 10036
Attention: Max Friedman, Esq.

11.    Except as modified herein, the terms and provisions of the Lease shall, in all other respects, remain unmodified, are hereby ratified and reaffirmed, and shall remain in full force and effect.

12.    The term of this letter agreement are to be governed by and construed in accordance with the laws of the State of New York.

13.    This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

Please execute below to indicate your agreement with the foregoing.

Very truly yours,

42ND ST. DEVELOPMENT PROJECT, INC.

By:	/s/ Naresh Kapadia
	Name:	Naresh Kapadia
	Title:	Assistant Vice President- Planning & Design

Agreed:

THE NEW YORK TIMES BUILDING LLC

By:	NYT Real Estate Company LLC, member

By:
Name:
Title: Manager

By:	FC Lion LLC, member

	By:	FC 41st Street Associates, LLC, its managing member

		By:	RRG 8 South, Inc., its managing member

By:
Name:
Title:

Please execute below to indicate your agreement with the foregoing.

Very truly yours,

42ND ST. DEVELOPMENT PROJECT, INC.

By:
	Name:	Naresh Kapadia
	Title:	Assistant Vice President - Planning & Design

Agreed

THE NEW YORK TIMES BUILDING LLC

By:	NYT Real Estate Company LLC, member

	By:	/s/ R. Anthony Benten
Name: R. Anthony Benten
Title: Manager

By:	FC Lion LLC, member

	By:	FC 41st Street Associates, LLC, its managing member

		By:	RRG 8 South, Inc., its managing member

By:
Name:
Title:

Please execute below to indicate your agreement with the foregoing.

Very truly yours,

42ND ST. DEVELOPMENT PROJECT, INC.

By:
	Name:	Naresh Kapadia
	Title:	Assistant Vice President - Planning & Design

Agreed:

THE NEW YORK TIMES BUILDING LLC

By:	NYT Real Estate Company LLC, member

By:
Name:
Title: Manager

By:	FC Lion LLC, member

	By:	FC 41st Street Associates, LLC, its managing member

		By:	RRG 8 South, Inc., its managing member

		By:	/s/ David L. Berliner
			Name:	David L. Berliner
			Title:	Executive Vice President

Consent provided:

NEW YORK CITY ECONOMIC DEVELOPMENT CORPORATION, as agent for The City of New York pursuant to the letter dated October 2, 1991 from The City of New York to the New York City Economic Development Corporation, as amended by the memorandum dated November 6, 1996 from the New York City Economic Development Corporation to The City of New York

By:	/s/ Tanya K. Tesa
	Name:	TANYA K. TESA
	Title:	EXECUTIVE VICE PRESIDENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 12 day of April in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared TANYA K. TESA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Diane Studwood
Notary Public Commission Expires

DIANE STUDWOOD COMMISSIONER OF DEEDS CITY OF NEW YORK — NO. 3-8924 CERTIFICATE FILED IN NEW YORK COUNTY COMMISSION EXPIRES APRIL 1, 2005

cc:	The New York Times Company
229 West 43rd Street
New York, New York 10036
Attention: Director of Real Estate

The New York Times Company
229 West 43rd Street
New York, New York 10036
Attention: Mr. David Thurm

Forest City Ratner Companies
One Metro Tech Center, North
Brooklyn, New York 11201
Attention: Ms. Mary Anne Gilmartin

INGREDUS Site 8 South LLC
c/o Clarion Partners
601 13th Street, N.W.
Washington, DC 20005
Attn: Mr. Martin Standiford

Piper Rudnick LLP
1251 Avenue of the Americas
New York, New York 10020
Attn: Martin D. Polevoy, Esq.

Kelley Drye & Warren LP
101 Park Avenue
New York, New York 10178
Attn: James J. Kirk, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Attn: Benjamin F. Needell, Esq.

New York City Economic Development Corporation
110 William Street
New York, NY 10038
Attn: President

New York City Law Department
100 Church Street
New York, NY 10007
Attn: Chief, Economic Development Division

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022
Attn: Chris M. Smith, Esq. (3578/13)

Pillsbury Winthrop LLP
1540 Broadway
New York, New York 10036
Attn: Max Friedman, Esq.

Acknowledgments

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 7th day of April in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared Naresh Kapadia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ BERNARD A. WEINTRAUB
Notary Public
Commission Expires

BERNARD A. WEINTRAUB Notary Public, State of New York No. 02WE5087815 Qualified in Westchester County Commission Expires November 10, 2009

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the        day of April in the year 2004, before me; the undersigned, a Notary Public in and for said State, personally appeared             , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
Commission Expires

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the        day of April in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared              , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
Commission Expire

Acknowledgments

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the                 day of April in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared Naresh Kapadia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
Commission Expires

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8 day of April in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared R. Anthony Benten personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ ROSIE CUBERO
Notary Public
Commission Expires

ROSIE CUBERO Notary Public, State of New York No. 31-5005506 Qualified in New York County Commission Expires Dec. 7, 2006

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the           day of April in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared                    , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
Commission Expire

Acknowledgments

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the           day of April in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared Naresh Kapadia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
Commission Expires

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the           day of April in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared                  , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
Commission Expires

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of April in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared David L. Berliner, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

KARYN E. CORLETT	/s/ KARYN E. CORLETT
Notary Public, State of New York	Notary Public
No. 02CO6018996	Commission Expire
Qualified in New York County
Commission Expires February 1, 2007

EXHIBIT AA

Guaranty

RESTORATION GUARANTY

THIS RESTORATION GUARANTY (this “Guaranty”), made as of the            day of April, 2004, by [FOREST CITY ENTERPRISES, INC., a corporation organized under the laws of the State of Ohio, having an address at 1100 Terminal Tower, 50 Public Square, Cleveland, Ohio 44113-2203, Attention: General Counsel] [THE NEW YORK TIMES COMPANY, a corporation organized under the laws of the State of New York, having an address at 229 West 43rd Street, New York, New York 10036, Attention: General Counsel] (“Guarantor”), to 42ND ST. DEVELOPMENT PROJECT INC., a corporation organized, under the laws of New York, having an address at 633 Third Avenue, 33rd floor, New York, New York 10017 (“Landlord”).

W I T N E S S E T H:

WHEREAS, The New York Times Building LLC (“Tenant”), an affiliate of Guarantor, is the tenant under that certain Agreement of Lease dated as of December 12, 2001, as the same was amended by letter agreement dated April        , 2004 (the “Amendment”; such lease as amended by the Amendment, the “Lease”); capitalized terms used herein and not otherwise defined herein having the meanings ascribed thereto in the Lease;

WHEREAS, Tenant has requested permission to commence the Early Construction Work and Landlord has granted such permission on the terms and conditions set forth in the Amendment;

WHEREAS, in the event that Landlord delivers the Restoration Notice, Tenant is required to undertake, perform and complete the Guarantied Work;

WHEREAS, it is an obligation under the Lease that Tenant deliver to Landlord this Guaranty prior to commencing any Early Construction Work; and

WHEREAS, Guarantor will derive substantial direct and indirect benefit from the transactions contemplated by the Lease.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees as follows:

1.      Completion of Guarantied Work. Guarantor does hereby unconditionally and irrevocably guaranty that: (a) Tenant shall complete the Guarantied Work in accordance with the requirements of the Lease; (b) Tenant shall fully and punctually pay and discharge any and all costs, expenses and liabilities for or in connection with the Guarantied Work; (c) the Guarantied Work shall be and remain free and clear of all liens, encumbrances, chattel mortgages, conditional bills of sale and other charges of any and all persons, firms, corporations or other entities furnishing materials, labor or services in completing the Guarantied Work (all such obligations set forth in clauses (a) through (c) above collectively, the “Guarantied Obligations”); and (d) Guarantor agrees to pay on demand any and all claims, losses, suits, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, incurred by Landlord in enforcing or collecting any or all of the Guarantied Obligations under this Guaranty or the Lease (collectively, the “Landlord’s Expenses”). This is not a guaranty of payment of any monetary indebtedness of Tenant to Landlord evidenced by a note or other similar instrument.

2.                 Guaranty Absolute. (a) Guarantor guaranties that the Guarantied Obligations will be paid or performed strictly in accordance with the Lease and this Guaranty, regardless of any law, statute, rule, regulation, decree or order now or hereafter in effect in any jurisdiction affecting or purporting to affect in any manner any of such terms or the rights or remedies of Landlord with respect thereto.

(b)           Any payment or payments made by Tenant or any other person or received or collected by Landlord from Tenant or any other person by virtue of any action or proceeding or any other set-off or appropriation or application at any time or from time to time in respect of any obligations or liabilities of Tenant under the Lease may be applied by Landlord in satisfaction of such obligations and liabilities in such order as Landlord may determine, and no application of such payment or payments to satisfaction of indebtedness, obligations or liabilities other than the Guarantied Obligations shall discharge in any manner any obligations of Guarantor hereunder.

(c)           The liability of Guarantor under this Guaranty shall be absolute and unconditional, and shall not be affected, released, terminated, discharged or impaired, in whole or in part, by, and Landlord may proceed to exercise any right or remedy hereunder irrespective of, any or all of the following:

(i)            any lack of genuineness, regularity, validity, legality or enforceability, or the voidability of, the Lease or any other agreement or instrument relating thereto;

(ii)           the failure of Landlord to exercise or to exhaust any right or remedy or take any action against Tenant or any other security available to it;

(iii)          any amendment or modification of the terms of the Lease;

(iv)          any change in the time, manner or place of payment or performance, of all or any of the Guarantied Obligations or any extensions of time for payment, performance or observance, whether in whole or in part, of the terms of the Lease on the part of Tenant to be paid, performed or observed, as applicable;

(v)           any amendment or waiver of, or any assertion or enforcement or failure or refusal to assert or enforce, or any consent or indulgence granted by Landlord with respect to a departure from, any term of the Lease, including, without limiting the generality of the foregoing, the waiver by Landlord of any default of Tenant, or the making of any other arrangement with, or the accepting of any compensation or settlement from, Tenant;

(vi)          any failure or delay of Landlord to exercise, or any lack of diligence in exercising, any right or remedy with respect to the Lease or this Guaranty;

(vii)         any dealings or transactions between Landlord and Tenant, whether or not Guarantor shall be a party to or cognizant of the same;

(viii)        any bankruptcy, insolvency, assignment for the benefit of creditors, receivership, trusteeship or dissolution of or affecting Tenant;

(ix)           any exchange, surrender or release, in whole or in part, of any security which may be held by Landlord at any time for or under the Lease or in respect of the Guarantied Obligations;

(x)            any other guaranty now or hereafter executed by Guarantor or any other guarantor or the release of any other guarantor from liability for the payment, performance or observance of any of the Guarantied Obligations or any of the terms of the Lease on the part of Tenant to be paid, performed or observed, as applicable, whether by operation of law or otherwise; provided, however, that if, without the written consent of Guarantor, Landlord releases, in writing, [The New York Times Company][Forest City Enterprises, Inc.] from any of its obligations under that certain Restoration Guaranty by [The New York Times Company][Forest City Enterprises, Inc.] to Landlord, dated as of the date hereof, then Guarantor shall be deemed released from the Guarantied Obligations, but only to the same extent and on the same terms as Landlord shall have released [The New York Times Company][Forest City Enterprises, Inc.], as aforesaid;

(xi)           any rights, powers or privileges Landlord may now or hereafter have against any person, entity or collateral in respect of the Guarantied Obligations;

(xii)          Landlord’s consent to any assignment or successive assignments of the Lease by Tenant;

(xiii)         any other circumstance which might in any manner or to any extent constitute a defense available to Tenant (except performance of the obligations in question), or vary the risk of Guarantor, or might otherwise constitute a legal or equitable discharge or defense available to a surety or guarantor, whether similar or dissimilar to the foregoing;

(xiv)        any notice of the creation, renewal or extension of the Guarantied Obligations and notice of or proof of reliance by Landlord upon this Guaranty or acceptance of the Guaranty; or

(xv)         any change, restructuring or termination of the structure or existence of Tenant;

(xvi)        whether occurring before or after any default by Tenant under the Lease, and with or without further notice to or assent from Guarantor.

(d)           Notwithstanding anything to the contrary contained in Section 12 hereof, this Guaranty shall continue to be effective or be reinstated, as the case may be, and the rights of Landlord hereunder shall continue with respect to, any Guarantied Obligation (or portion thereof) at any time paid by Tenant which shall thereafter be required to be restored or returned by Landlord upon the insolvency, bankruptcy or reorganization of Tenant, or for any other reason, all as though such Guarantied Obligation (or portion thereof) had not been so paid or applied.

(e)           Notwithstanding anything to the contrary contained herein, the obligations of Guarantor hereunder with respect to payment of Landlord’s Expenses and satisfaction of the Guarantied Obligations shall survive the expiration or earlier termination of the Lease.

(f)            If Guarantor shall fail to perform the Guarantied Obligations in accordance with the terms hereof, Landlord may, but shall not be obligated to take such action personally or by its agents or attorneys, without any notice, demand, presentment or protest (each and all of which are hereby waived), as Landlord deems necessary or advisable to protect and enforce Landlord’s rights and remedies hereunder, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Landlord, in its sole discretion, may determine, without impairing or otherwise affecting its other rights or remedies hereunder, at law or in equity:

(i)            perform or cause the performance of any of the Guarantied Work in question;

(ii)           pay, remove, release, discharge, bond or settle or cause the payment, removal, release, discharge, bonding or settlement of any lien, claim or demand, the removal, release, discharge, bonding, settlement or payment of which is guaranteed hereunder; and

(iii)          cause compliance with all Legal Requirements which must be complied with in connection with the performance of the Guarantied Work in question.

In the event that Landlord shall perform any of the acts described in this Section 2(f), Guarantor, upon demand by Landlord, shall reimburse Landlord for the amount of the sums paid and costs and expenses incurred by Landlord in connection therewith, including, without limitation, reasonable attorneys’ fees and disbursements.

(g)           Landlord may proceed to protect and enforce any or all of its rights under this Guaranty by suit in equity or action at law, whether for specific performance of any covenants or agreements contained in this Guaranty or otherwise, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by Guarantor. Each and every remedy of Landlord shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. Guarantor shall indemnify and hold Landlord free and harmless from and against any and all loss, damage, cost, expense, injury, or liability Landlord may suffer or incur in connection with the exercise of its rights under this Guaranty or the performance of the Guarantied Obligations.

3.             Representations and Warranties. Guarantor represents and warrants to Landlord as follows:

(a)           Guarantor is a duly organized, validly existing corporation and in good standing under the laws of the State of Ohio, and has full power, authority and legal right to execute and deliver this Guaranty and to perform fully and completely all of its obligations hereunder.

(b)           The execution, delivery and performance of this Guaranty by Guarantor has been duly authorized by all necessary corporate action, and will not violate any provision of any law, regulation, order or decree of any governmental authority, bureau or agency or of any court binding on Guarantor, or any provision of the charter, bylaws or code of regulations of Guarantor, or of any contract, undertaking or agreement to which Guarantor is a party or which is binding upon Guarantor or any of its property or assets, and will not result in the imposition or creation of any lien, charge or encumbrance on, or security interest in, any of its property or assets pursuant to the provisions of any of the foregoing.

(c)           This Guaranty has been duly executed and delivered by a duly authorized officer of Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against it in accordance with its terms, subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally and doctrines of equity affecting the availability of specific enforcement as a remedy.

(d)           All necessary resolutions, consents, licenses, approvals and authorizations of any person or entity required in connection with the execution, delivery and performance of this Guaranty have been duly obtained and are in full force and effect.

(e)           There are no conditions precedent to the effectiveness of this Guaranty that have not been either satisfied or waived.

(f)            The Guarantor has, independently and without reliance upon the Landlord and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

(g)           Guarantor is the holder, directly or indirectly, of at least        percent (       %) of the beneficial interests of Tenant.

(h)           Guarantor has received, reviewed and understood a true, correct and complete copy of the Lease and all other Project Documents (as defined in the Lease).

(i)            There are no actions, suits or proceedings pending or, to the knowledge of Guarantor, threatened against or affecting Guarantor, which will have a material adverse impact upon Guarantor’s ability to perform its obligations hereunder, or involving the validity or enforceability of this Guaranty, at law or in equity; and Guarantor is not in default under any order; writ, injunction, decree or demand of any court or any administrative, body having jurisdiction over Guarantor.

4.             Waivers. To the extent permitted by law, Guarantor expressly waives the following:

(a)           notice of acceptance of this Guaranty and of any change in the financial condition of Tenant;

(b)           promptness, diligence, presentment and demand for payment or performance of any of the Guarantied Obligations;

(c)           protest, notice of dishonor, notice of default and any other notice with respect to any of the Guarantied Obligations and/or this Guaranty;

(d)           any demand for payment under this Guaranty;

(e)           the right to interpose all substantive and procedural defenses of the law of guaranty, indemnification and suretyship, except the defenses of prior payment or performance by Tenant of the Guarantied Obligations which Guarantor is called upon to pay or perform under this Guaranty;

(f)            all rights and remedies accorded by applicable law to guarantors, or sureties, including, without being limited to, any extension of time conferred by any law now or hereafter in effect;

(g)           the right to trial by jury in any action or proceeding of any kind arising on, under, out of, or by reason of or relating, in any way, to this Guaranty or the interpretation, breach or enforcement hereof;

(h)           the right to interpose any set-off or counterclaim of any nature or description in any action or proceeding arising hereunder or with respect to this Guaranty; and

(i)            any right or claim of right to cause a marshaling of the assets of Tenant or to cause Landlord to proceed against Tenant and/or any collateral or security held by Landlord at any time or in any particular order.

5.             Bankruptcy. Notwithstanding anything to the contrary herein, Guarantor’s liability shall extend to all amounts or other obligations which constitute part of the Guarantied Obligations and would be owed by, or required to be performed by, Tenant under the Lease but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Tenant. Without limiting the foregoing, neither Guarantor’s obligation to make payment or otherwise perform in accordance with this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed, stayed, released or limited in any manner by any impairment, modification, change, release, limitation or stay of the liability of Tenant or its estate in bankruptcy or any remedy for the enforcement thereof, resulting from the operation of any present of future provision of the United States bankruptcy laws or other statute or from the decision of any court interpreting any of the same.

6.             Currency of Payments. Any and all amounts required to be paid by Guarantor hereunder shall be paid in lawful money of the United States of America and in immediately available funds to Landlord. Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to Landlord on account of its liability hereunder, it will notify Landlord in writing that such payment is made under this Guaranty for that purpose.

7.             Waiver of Rights Against Tenant; Subordination. (a) Guarantor hereby waives all rights of subrogation and any other claims that it may now or hereafter acquire against either Tenant or any insider that arise from the existence, payment, performance or enforcement of Guarantor’s obligations under this Guaranty or any other documents executed in connection herewith (collectively, the “Guaranty Documents”), including, without limitation, any right of reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Landlord against either Tenant or any insider, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from either against Tenant or any insider, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right.

(b)           If any amount shall be paid to Guarantor in violation of the preceding subsection (a), such amount shall be held in trust for the benefit of Landlord and shall forthwith be paid to Landlord to be credited and applied to all amounts payable under this Guaranty in accordance with the terms of the Lease and the Guaranty Documents, or to be held as collateral for any amounts payable under this Guaranty thereafter arising. Guarantor acknowledges that it has and will receive direct and indirect benefits from the performance of the Guarantied Work and that the waiver set forth in this subsection is knowingly made in contemplation of such benefits.

(c)           All indebtedness, liabilities and obligations of Tenant to Guarantor, whether secured or unsecured and whether or not evidenced by any instrument, now existing or hereafter created or incurred, are and shall be subordinate and junior in right of payment to the Guarantied Obligations.

8.             Amendment in Writing. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Landlord, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

9.             Remedies. The obligations of Guarantor under this Guaranty are independent of Tenant’s obligations under the Lease, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against Tenant or whether Tenant is joined in any such action or actions. Any one or more successive and/or concurrent actions may be brought hereon against Guarantor either in the same action, if any, brought against Tenant or in separate actions, as often as Landlord, in its sole discretion, may deem advisable.

10.           Certified Statement and Financial Statements. Guarantor agrees that it will, at any time and from time to time, within ten (10) days following request by Landlord (a) execute and deliver to Landlord a statement certifying that this Guaranty is unmodified and in full force and effect (or if modified, that the same is in full force and effect as modified and stating such modifications) and (b) deliver to the Public Parties the then most recently available financial statements of Guarantor unless

Guarantor is a publicly listed company and is current on all of its public financial filings. Promptly after the full and complete discharge of all of the Guarantied Obligations, Landlord shall acknowledge in writing to Guarantor that this Guaranty is of no further force or effect; provided, however, that Landlord’s failure to deliver such acknowledgement shall not affect the status of such discharge.

11.           Notices. All notices and other communications which may be or are desired to be given hereunder shall be in writing and, if to Guarantor, mailed or delivered to it, addressed to it at the address first set forth above with a copy to [Kelley Drye & Warren LLP, 101 Park Avenue, New York, New York 10178, Attention: James J. Kirk, Esq.] [Piper Rudnick LLP, 1251 Avenue of the Americas, New York, New York 10020, Attention: Martin D. Polevoy, Esq.] and if to Landlord, mailed or delivered to it, addressed to it at the address first set forth above, Attention: General Counsel, with a copy to:

(i)            New York City Economic Development Corporation
110 William Street
New York, New York 10038
Attn: President

(ii)           New York City Law Department
100 Church Street
New York, New York 10007
Attn: Chief, Economic Development Division

(iii)          Shearman & Sterling LLP
599 Lexington Avenue
New York, New York 10022-6069
Attn: Chris M. Smith, Esq. (3578/13)

(iv)          Pillsbury Winthrop LLP
1540 Broadway
New York, New York 10036
Attn: Max Friedman, Esq.

(v)           New York State Urban Development Corporation
d/b/a Empire State Development Corporation
633 Third Avenue
New York, New York 10017
Attn: 42nd St. Development Project, Inc.

(vi)          Forest City Ratner Companies
One MetroTech Center North
Brooklyn, New York 11201
Attn: General Counsel

or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective when deposited in the mails addressed as aforesaid. No notice, demand, request or other communication hereunder shall be effective unless given as aforesaid.

12.           Termination of Guaranty; Successors and Assigns. This Guaranty shall: (a) remain in full force and effect until the earlier of (i) the date on which the Guarantied Work is complete and has been paid for in accordance with Section 1 hereof and the Guarantied Obligations are otherwise fully satisfied and (ii) the date on which the NYTC Guaranty and the FCE Guaranty have been executed and delivered to Landlord in accordance with Section 6.3 (b)(iv) of the Lease; (b) be binding upon

Guarantor, its successors and permitted assigns; and (c) inure to the benefit of and be enforceable by Landlord and its successors, transferees and assigns or by any person to whom Landlord transfers, conveys or leases the Land (and to the City of New York as holder of a reversionary estate in the property demised by the Lease). Wherever in this Guaranty reference is made to Landlord or Tenant, the same shall be deemed to refer also to the then successor or assign of Landlord or Tenant. Notwithstanding anything herein to the contrary, Guarantor shall not have the right to assign this Guaranty or delegate its obligations without the prior written consent of Landlord, which may be withheld in Landlord’s sole and absolute discretion, and any purported assignment in violation of the foregoing clause shall be null and void as against Landlord.

13.           Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within said state.

14.           Severability. If any term, covenant, condition or provision of this Guaranty or the application thereof to any circumstance or to Guarantor shall be invalid or unenforceable to any extent, the remaining terms, covenants, conditions and provisions of this Guaranty or the application thereof to any circumstances or to Guarantor other than those as to which any term, covenant, condition or provision is held invalid or unenforceable, shall not be affected thereby and each remaining term, covenant, condition and provision of this Guaranty shall be valid and shall be enforceable to the fullest extent permitted by law.

15.           Headings. The headings used in this Guaranty are for convenience only and are not to be considered in connection with the interpretation or construction of this Guaranty.

[Signature Page Follows]

IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first above written.

GUARANTOR:

[FOREST CITY ENTERPRISES, INC.] [THE NEW YORK TIMES COMPANY]

By:
Name:
Title: